UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 3, 2010

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On February 3, 2010, following the conclusion of the 2010 annual meeting of shareholders of Atmos Energy Corporation, Travis W. Bain II and Thomas J. Garland each retired from the company’s Board of Directors in accordance with the Board’s mandatory retirement policy. Mr. Bain had served the company as a Board member since 1988 with Mr. Garland having served since 1997. In connection with Mr. Bain’s retirement from the Board, he also simultaneously retired as chairman of the Work Session/Annual Meeting Committee and as a member of the Audit, Executive and Human Resources Committees of the Board. In connection with Mr. Garland’s retirement from the Board, he also simultaneously retired as a member of the Human Resources and Work Session/Annual Meeting Committees. A copy of the news release issued on February 4, 2010 announcing the retirements of Messrs. Bain and Garland from the Board is filed herewith as Exhibit 99.1

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    On February 3, 2010, at the Company’s annual meeting of shareholders, the shareholders of the Company voted to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate the classification of the Board of Directors. The Amended and Restated Articles of Incorporation, as amended on February 3, 2010, are filed as Exhibit 3.1 to this Current Report on Form 8-K and Section 2 of Article VI thereof is incorporated herein by reference.

         Also on February 3, 2010, the Board of Directors of the Company adopted an amendment to Section 3.03 of Article III of the Company’s Amended and Restated Bylaws to make conforming changes to the Bylaws caused by the approval of the amendment to the Company’s Amended and Restated Articles of Incorporation as discussed above. The Bylaws, as amended on February 3, 2010, are filed as Exhibit 3.2 to this Current Report on Form 8-K and Section 3.03 of Article III thereof is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amended and Restated Articles of Incorporation of Atmos Energy Corporation (as of February 3, 2010)

3.2 Amended and Restated Bylaws of Atmos Energy Corporation (as of February 3, 2010)

99.1 News Release issued by Atmos Energy Corporation dated February 4, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: February 9, 2010	By:	/s/ LOUIS P. GREGORY
Louis P. Gregory
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Atmos Energy Corporation (as of February 3, 2010)

3.2	Amended and Restated Bylaws of Atmos Energy Corporation (as of February 3, 2010)

99.1	News Release issued by Atmos Energy Corporation dated February 4, 2010

4